UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06677

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 8

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	9/30/2010

Date of reporting period:	9/30/2010

Item 1 – Reports to Stockholders

ANNUAL REPORT	SEPTEMBER 30, 2010

Prudential Stock Index Fund

Fund Type Large-cap stock Objective Provide investment results that correspond to the price and yield performance of the S&P 500 Index

This report is not authorized for distribution

to prospective investors unless preceded or

accompanied by a current prospectus.

The views expressed in this report and

information about the Fund’s portfolio holdings

are for the period covered by this report and are

subject to change thereafter.

Prudential Investments, Prudential, the

Prudential logo and the Rock symbol are
service marks of Prudential Financial, Inc. and

its related entities, registered in many

jurisdictions worldwide.

To enroll in e-delivery, go to www.prudentialfunds.com/edelivery

November 15, 2010

Dear Shareholder:

We hope you find the annual report for the Prudential Stock Index Fund informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: It limits your exposure to any particular asset class; plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers. Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investment Management, Inc. (PIM) advises the Prudential Investments fixed income and money market funds through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Judy A. Rice, President

Prudential Investment Portfolios 8/Prudential Stock Index Fund

Prudential Investment Portfolios 8/Prudential Stock Index Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 3.25% (Class A shares). Gross operating expenses: Class A, 0.78%; Class B, 1.68%; Class C, 1.41%; Class I, 0.42%; Class Z, 0.48%. Net operating expenses: Class A, 0.56%; Class B, 1.46%; Class C, 1.19%; Class I, 0.20%; Class Z, 0.26%, after contractual reduction through 1/31/2012.

Cumulative Total Returns (Without Sales Charges) as of 9/30/10
	One Year	Five Years	Ten Years
Class A	9.68%	0.95%	–8.78%
Class B	8.73	–2.81	–15.45
Class C	8.96	–2.80	–15.40
Class I	10.08	2.75	–5.57
Class Z	10.03	2.43	–6.34
S&P 500 Index	10.18	3.24	–4.21
Lipper Average	9.56	0.68	–8.78

Average Annual Total Returns (With Sales Charges) as of 9/30/10
	One Year	Five Years	Ten Years
Class A	6.11%	–0.47%	–1.24%
Class B	3.73	–0.76	–1.66
Class C	7.96	–0.57	–1.66
Class I	10.08	0.54	–0.57
Class Z	10.03	0.48	–0.65
S&P 500 Index	10.18	0.64	–0.43
Lipper Average	9.56	0.13	–0.92

Average Annual Total Returns (Without Sales Charges) as of 9/30/10
	One Year	Five Years	Ten Years
Class A	9.68%	0.19%	–0.91%
Class B	8.73	–0.57	–1.66
Class C	8.96	–0.57	–1.66
Class I	10.08	0.54	–0.57
Class Z	10.03	0.48	–0.65

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Stock Index Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 2000) and the account values at the end of the current fiscal year (September 30, 2010) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class I, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through January 31, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 3.25%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class I and Z shares are not subject to sales charges or 12b-1 fees. Without waiver of fees and/or expense subsidization, the Fund’s total returns would have been lower. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Prudential Investment Portfolios 8/Prudential Stock Index Fund	3

Your Fund’s Performance (continued)

Benchmark Definitions

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It is a broad representation of how U.S. stock prices have performed.

Lipper S&P 500 Index Objective Funds Average

The Lipper S&P 500 Index Objective Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper S&P 500 Index Objective Funds category for the periods noted. Funds in the Lipper Average are passively managed, limited expense (management fee no higher than 0.50%) funds designed to replicate the performance of the S&P 500 Index on a reinvested basis.

Investors cannot invest directly in an index or average. The returns for the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

S&P 500 Index as of 9/30/10

Source: Factset.

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500”, and “500” are trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use by Prudential Investments LLC, its affiliates, and subsidiaries. The Prudential Stock Index Fund is not sponsored, endorsed, sold, or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Fund.

The performance cited does not represent the performance of the Prudential Stock Index Fund. Past performance does not guarantee future results. Investors cannot invest directly in an index or average.

* Sector weightings are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Prudential Stock Index Fund Class A shares gained 9.68% for the 12-month reporting period that ended September 30, 2010, which was less than the 10.18% gain of the S&P 500 Index, but more than the 9.56% gain of the Lipper S&P 500 Index Objective Funds Average.

Quantitative Management Associates LLC (QMA) manages the Fund, which employs a “passive” investment strategy that aims to hold the same mix of shares as the S&P 500 Index, which is widely regarded as representative of the performance of the U.S. stock market. The Fund sells a security within a reasonable time after it has been removed from the S&P 500 Index.

The Fund tries to achieve a very close correlation between its performance and that of the S&P 500 Index. However, potential tracking differences, brokerage costs, as well as other costs and expenses of the Fund may cause its return to be lower than that of the S&P 500 Index. During the reporting period, the Fund had a small exposure to derivatives instruments that did not have a material impact on its performance. For example, the Fund purchased futures contracts on the S&P 500 Index to equitize its cash and dividend accruals. It may also trade the contracts as needed for liquidity purposes.

What were conditions like in the U.S. stock market?

The stock market in the United States went on a roller coaster ride that left it up 10.18% when the reporting period ended on September 30, 2010, based on the S&P 500 Index. Market volatility reflected several factors, not the least of which was a mixed bag of economic data in the United States that left investors wondering whether the world’s largest economy was headed for slow but steady growth or a double-dip recession.

Among the other key factors that drove stock prices were largely upbeat corporate earnings reports, uncertainty about proposed financial reform legislation in the United States, an ongoing sovereign-debt crisis in Europe, and concern that the global economic recovery could falter if growth slowed too much in China. The financial reform legislation, which was finally signed into law by President Obama during the summer of 2010, was in response to a near collapse of the global financial system in late 2008.

Stocks posted gains for seven months of the reporting period and losses for the remaining five. The worst monthly loss was in May, when both a computer-driven “flash crash” in stock prices and a flare-up in the European sovereign-debt crisis sent investors fleeing from riskier assets to safe havens such as gold. The equity market

Prudential Investment Portfolios 8/Prudential Stock Index Fund	5

Strategy and Performance Overview (continued)

posted its best monthly gain for the period in September, as fears of a double-dip recession in the United States began to subside, reflecting signs of stability in data such as durable goods orders and retail sales. There was also hope that companies, which generally have a lot of cash on their balance sheets, will use more of that money to buy back their shares from investors or to increase dividends paid to shareholders. Both could help underpin share prices.

Another positive for the stock market occurred in late September. The Federal Reserve (the Fed) released a statement that said it is prepared to provide further help to the U.S. economy if needed. Since the global financial crisis, the Fed has taken unprecedented steps to aid the economy, such as leaving its target for the overnight bank lending rate near zero to encourage business activity through rock-bottom borrowing costs.

How did the sectors of the S&P 500 Index perform?

Nine out of 10 sectors in the S&P 500 Index finished the reporting period in the black. Seven scored double-digit gains, including the consumer discretionary, industrials, telecommunications services, consumer staples, utilities, information technology, and materials sectors. The healthcare and energy sectors posted single-digit gains for the reporting period, while financials was the only sector that finished in the red.

How did the U.S. stock market perform with respect to investment styles?

With respect to stock-specific styles of investing, growth stocks outperformed value stocks for the reporting period across small-, medium-, and large-cap shares. The three levels of market capitalization represent the aggregate value of a company or its stock.

Growth stocks were favored as their valuations were very attractive compared to value stocks. Investors will also pay higher prices for shares of firms with a track record of above-average growth in an environment of slow economic growth. Moreover, growth stocks include a high concentration of technology companies, while value stocks include a high concentration of financial-related companies. Technology companies do ample business overseas (especially in emerging markets), have hoards of cash, and are benefiting from capital expenditures by corporations trying to maintain productivity at elevated levels. By contrast, financial firms do not look too attractive, particularly on a relative basis, and there are still uncertainties about regulation and future profitability in the financial industry.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2010, at the beginning of the period, and held through the six-month period ended September 30, 2010. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investment funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

Prudential Investment Portfolios 8/Prudential Stock Index Fund	7

Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Stock Index Fund		Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$982.90	0.55%	$2.73
	Hypothetical	$1,000.00	$1,022.31	0.55%	$2.79

Class B	Actual	$1,000.00	$979.80	1.29%	$6.40
	Hypothetical	$1,000.00	$1,018.60	1.29%	$6.53

Class C	Actual	$1,000.00	$980.90	1.02%	$5.07
	Hypothetical	$1,000.00	$1,019.95	1.02%	$5.16

Class I	Actual	$1,000.00	$984.90	0.19%	$0.95
	Hypothetical	$1,000.00	$1,024.12	0.19%	$0.96

Class Z	Actual	$1,000.00	$984.90	0.25%	$1.24
	Hypothetical	$1,000.00	$1,023.82	0.25%	$1.27

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2010, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2010 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of September 30, 2010

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 97.4%
COMMON STOCKS

Aerospace & Defense 2.7%
57,484	Boeing Co. (The)	$3,824,985
29,212	General Dynamics Corp.	1,834,806
9,899	Goodrich Corp.	729,853
59,815	Honeywell International, Inc.	2,628,271
14,272	ITT Corp.	668,358
9,500	L-3 Communications Holdings, Inc.	686,565
23,356	Lockheed Martin Corp.	1,664,816
22,848	Northrop Grumman Corp.	1,385,274
10,500	Precision Castparts Corp.	1,337,175
29,044	Raytheon Co.	1,327,601
11,463	Rockwell Collins, Inc.	667,720
71,740	United Technologies Corp.	5,110,040

		21,865,464

Air Freight & Logistics 1.1%
12,600	C.H. Robinson Worldwide, Inc.	880,992
17,100	Expeditors International of Washington, Inc.	790,533
24,216	FedEx Corp.	2,070,468
76,400	United Parcel Service, Inc. (Class B Stock)	5,095,116

		8,837,109

Airlines 0.1%
56,774	Southwest Airlines Co.(a)	742,036

Auto Components 0.2%
19,671	Goodyear Tire & Rubber Co. (The)(b)	211,463
51,756	Johnson Controls, Inc.	1,578,558

		1,790,021

Automobiles 0.5%
264,038	Ford Motor Co.(a)(b)	3,231,825
17,300	Harley-Davidson, Inc.	492,012

		3,723,837

Beverages 2.6%
8,020	Brown-Forman Corp. (Class B Stock)	494,353
178,232	Coca-Cola Co. (The)	10,430,137
25,400	Coca-Cola Enterprises, Inc.	787,400
11,100	Constellation Brands, Inc. (Class A Stock)(b)	196,359

See Notes to Financial Statements.

Prudential Investment Portfolios 8/Prudential Stock Index Fund	9

Portfolio of Investments

as of September 30, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Beverages (cont’d.)
19,200	Dr Pepper Snapple Group, Inc.	$681,984
12,494	Molson Coors Brewing Co. (Class B Stock)	589,967
123,451	PepsiCo, Inc.	8,202,084

		21,382,284

Biotechnology 1.4%
73,104	Amgen, Inc.(b)	4,028,762
19,320	Biogen Idec, Inc.(b)	1,084,238
35,700	Celgene Corp.(b)	2,056,677
5,800	Cephalon, Inc.(a)(b)	362,152
18,800	Genzyme Corp.(a)(b)	1,330,852
63,400	Gilead Sciences, Inc.(b)	2,257,674

		11,120,355

Building Products
24,926	Masco Corp.	274,435

Capital Markets 2.3%
18,271	Ameriprise Financial, Inc.	864,766
91,938	Bank of New York Mellon Corp. (The)	2,402,340
75,311	Charles Schwab Corp. (The)	1,046,823
11,820	E*Trade Financial Corp.(b)	171,863
8,100	Federated Investors, Inc. (Class B Stock)(a)	184,356
11,314	Franklin Resources, Inc.	1,209,467
39,800	Goldman Sachs Group, Inc. (The)	5,754,284
35,100	Invesco Ltd.(a)	745,173
14,500	Janus Capital Group, Inc.(a)	158,775
12,400	Legg Mason, Inc.	375,844
108,136	Morgan Stanley	2,668,796
19,062	Northern Trust Corp.	919,551
39,462	State Street Corp.	1,486,139
20,000	T. Rowe Price Group, Inc.(a)	1,001,300

		18,989,477

Chemicals 1.9%
16,632	Air Products & Chemicals, Inc.	1,377,462
6,200	Airgas, Inc.	421,290
4,700	CF Industries Holdings, Inc.	448,850
88,936	Dow Chemical Co. (The)	2,442,183
69,544	E.I. du Pont de Nemours & Co.	3,103,054

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Chemicals (cont’d.)
5,093	Eastman Chemical Co.	$376,882
17,882	Ecolab, Inc.	907,333
4,500	FMC Corp.	307,845
6,075	International Flavors & Fragrances, Inc.	294,759
41,584	Monsanto Co.	1,993,121
13,074	PPG Industries, Inc.	951,787
23,958	Praxair, Inc.	2,162,449
7,116	Sherwin-Williams Co. (The)(a)	534,696
8,832	Sigma-Aldrich Corp.	533,276

		15,854,987

Commercial Banks 2.7%
53,958	BB&T Corp.(a)	1,299,309
13,861	Comerica, Inc.	514,936
63,773	Fifth Third Bancorp	767,189
14,190	First Horizon National Corp.(b)	161,908
61,229	Huntington Bancshares, Inc.	347,168
66,135	KeyCorp	526,435
6,600	M&T Bank Corp.	539,946
38,099	Marshall & Ilsley Corp.	268,217
41,402	PNC Financial Services Group, Inc.	2,149,178
93,074	Regions Financial Corp.(a)	676,648
38,483	SunTrust Banks, Inc.	994,016
147,095	U.S. Bancorp	3,180,194
406,616	Wells Fargo & Co.	10,218,260
14,000	Zions Bancorporation	299,040

		21,942,444

Commercial Services & Supplies 0.5%
8,068	Avery Dennison Corp.	299,484
11,000	Cintas Corp.(a)	303,050
13,900	Iron Mountain, Inc.	310,526
15,525	Pitney Bowes, Inc.(a)	331,924
18,040	R.R. Donnelley & Sons Co.	305,958
25,375	Republic Services, Inc.	773,684
6,600	Stericycle, Inc.(a)(b)	458,568
37,313	Waste Management, Inc.	1,333,567

		4,116,761

See Notes to Financial Statements.

Prudential Investment Portfolios 8/Prudential Stock Index Fund	11

Portfolio of Investments

as of September 30, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Communications Equipment 2.3%
440,644	Cisco Systems, Inc.(b)	$9,650,104
10,000	Harris Corp.	442,900
16,987	JDS Uniphase Corp.(b)	210,469
41,100	Juniper Networks, Inc.(b)	1,247,385
178,613	Motorola, Inc.(b)	1,523,569
124,300	QUALCOMM, Inc.	5,608,416
32,994	Tellabs, Inc.	245,805

		18,928,648

Computers & Peripherals 4.3%
70,524	Apple, Inc.(b)	20,011,185
129,540	Dell, Inc.(b)	1,678,839
160,004	EMC Corp.(a)(b)	3,249,681
176,602	Hewlett-Packard Co.	7,429,646
6,552	Lexmark International, Inc. (Class A Stock)(a)(b)	292,350
27,300	NetApp, Inc.(b)	1,359,267
6,700	QLogic Corp.(b)	118,188
17,200	SanDisk Corp.(b)	630,380
17,700	Western Digital Corp.(b)	502,503

		35,272,039

Construction & Engineering 0.2%
13,974	Fluor Corp.	692,132
10,400	Jacobs Engineering Group, Inc.(b)	402,480
12,800	Quanta Services, Inc.(b)	244,224

		1,338,836

Construction Materials
8,600	Vulcan Materials Co.	317,512

Consumer Finance 0.7%
81,059	American Express Co.	3,406,910
35,666	Capital One Financial Corp.	1,410,590
39,718	Discover Financial Services	662,496
37,992	SLM Corp.(b)	438,808

		5,918,804

Containers & Packaging 0.2%
7,732	Ball Corp.	455,028
8,210	Bemis Co., Inc.(a)	260,668

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Containers & Packaging (cont’d.)
12,900	Owens-Illinois, Inc.(b)	$361,974
8,058	Pactiv Corp.(b)	265,753
14,236	Sealed Air Corp.	320,025

		1,663,448

Distributors 0.1%
13,099	Genuine Parts Co.	584,084

Diversified Consumer Services 0.1%
9,800	Apollo Group, Inc. (Class A Stock)(b)	503,230
4,700	DeVry, Inc.(a)	231,287
26,420	H&R Block, Inc.	342,139

		1,076,656

Diversified Financial Services 4.0%
779,495	Bank of America Corp.	10,219,179
1,834,955	Citigroup, Inc.(b)	7,156,325
5,190	CME Group, Inc.	1,351,736
5,900	IntercontinentalExchange, Inc.(b)	617,848
305,093	JPMorgan Chase & Co.	11,614,891
15,800	Leucadia National Corp.(b)	373,196
15,476	Moody’s Corp.(a)	386,590
12,300	NASDAQ OMX Group, Inc. (The)(b)	238,989
19,400	NYSE Euronext	554,258

		32,513,012

Diversified Telecommunication Services 2.8%
455,931	AT&T, Inc.	13,039,627
23,672	CenturyLink, Inc.	934,097
72,160	Frontier Communications Corp.	589,547
115,736	Qwest Communications International, Inc.	725,665
220,633	Verizon Communications, Inc.	7,190,429
36,577	Windstream Corp.	449,531

		22,928,896

Electric Utilities 1.9%
15,300	Allegheny Energy, Inc.	375,156
38,191	American Electric Power Co., Inc.	1,383,660
101,269	Duke Energy Corp.	1,793,474
25,762	Edison International	885,955

See Notes to Financial Statements.

Prudential Investment Portfolios 8/Prudential Stock Index Fund	13

Portfolio of Investments

as of September 30, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Electric Utilities (cont’d.)
14,715	Entergy Corp.	$1,126,139
52,456	Exelon Corp.	2,233,577
23,906	FirstEnergy Corp.(a)	921,337
32,072	NextEra Energy, Inc.(a)	1,744,396
11,500	Northeast Utilities	340,055
17,400	Pepco Holdings, Inc.	323,640
7,900	Pinnacle West Capital Corp.	326,033
34,852	PPL Corp.	949,020
22,358	Progress Energy, Inc.	993,142
62,515	Southern Co. (The)	2,328,059

		15,723,643

Electrical Equipment 0.5%
58,450	Emerson Electric Co.(a)	3,077,977
11,363	Rockwell Automation, Inc.(a)	701,438
6,100	Roper Industries, Inc.	397,598

		4,177,013

Electronic Equipment & Instruments 0.5%
27,398	Agilent Technologies, Inc.(b)	914,271
13,100	Amphenol Corp. (Class A Stock)	641,638
122,097	Corning, Inc.	2,231,933
11,300	FLIR Systems, Inc.(a)(b)	290,410
13,700	Jabil Circuit, Inc.	197,417
9,050	Molex, Inc.	189,417

		4,465,086

Energy Equipment & Services 1.8%
30,045	Baker Hughes, Inc.	1,279,917
18,200	Cameron International Corp.(b)	781,872
5,400	Diamond Offshore Drilling, Inc.(a)	365,958
9,300	FMC Technologies, Inc.(a)(b)	635,097
71,122	Halliburton Co.	2,352,004
8,800	Helmerich & Payne, Inc.	356,048
23,200	Nabors Industries Ltd.(b)	418,992
33,200	National Oilwell Varco, Inc.	1,476,404
7,810	Rowan Cos., Inc.(b)	237,112
105,341	Schlumberger Ltd.	6,490,059

		14,393,463

See Notes to Financial Statements.

14	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Food & Staples Retailing 2.4%
33,908	Costco Wholesale Corp.(a)	$2,186,727
103,599	CVS Caremark Corp.	3,260,261
49,034	Kroger Co. (The)	1,062,076
30,000	Safeway, Inc.(a)	634,800
17,878	SUPERVALU, Inc.	206,133
46,280	Sysco Corp.	1,319,906
73,978	Walgreen Co.(a)	2,478,263
155,426	Wal-Mart Stores, Inc.	8,318,399
10,400	Whole Foods Market, Inc.(a)(b)	385,944

		19,852,509

Food Products 1.8%
50,159	Archer-Daniels-Midland Co.	1,601,075
13,947	Campbell Soup Co.	498,605
33,843	ConAgra Foods, Inc.	742,515
15,400	Dean Foods Co.(b)	157,234
48,744	General Mills, Inc.	1,781,106
24,214	H.J. Heinz Co.(a)	1,147,017
11,216	Hershey Co. (The)	533,770
5,600	Hormel Foods Corp.	249,760
8,600	J.M. Smucker Co. (The)	520,558
19,970	Kellogg Co.(a)	1,008,685
135,366	Kraft Foods, Inc. (Class A Stock)	4,177,395
9,400	McCormick & Co., Inc.	395,176
16,265	Mead Johnson Nutrition Co.	925,641
52,386	Sara Lee Corp.	703,544
24,900	Tyson Foods, Inc. (Class A Stock)(a)	398,898

		14,840,979

Gas Utilities 0.1%
3,300	Nicor, Inc.	151,206
7,000	ONEOK Inc.	315,280

		466,486

Healthcare Equipment & Supplies 1.7%
44,974	Baxter International, Inc.	2,145,710
18,012	Becton, Dickinson and Co.	1,334,689
121,772	Boston Scientific Corp.(a)(b)	746,462
14,186	CareFusion Corp.(b)	352,380
7,612	C.R. Bard, Inc.	619,845

See Notes to Financial Statements.

Prudential Investment Portfolios 8/Prudential Stock Index Fund	15

Portfolio of Investments

as of September 30, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Healthcare Equipment & Supplies (cont’d.)
11,300	DENTSPLY International, Inc.	$361,261
12,107	Hospira, Inc.(b)	690,220
3,300	Intuitive Surgical, Inc.(a)(b)	936,342
83,658	Medtronic, Inc.	2,809,236
24,364	St. Jude Medical, Inc.(b)	958,480
24,000	Stryker Corp.	1,201,200
9,700	Varian Medical Systems, Inc.(a)(b)	586,850
16,211	Zimmer Holdings, Inc.(b)	848,322

		13,590,997

Healthcare Providers & Services 2.0%
31,672	Aetna, Inc.	1,001,152
22,800	AmerisourceBergen Corp.	699,048
28,873	Cardinal Health, Inc.	953,964
22,691	CIGNA Corp.	811,884
11,650	Coventry Health Care, Inc.(b)	250,825
8,100	DaVita, Inc.(b)	559,143
40,600	Express Scripts, Inc.(b)	1,977,220
13,710	Humana, Inc.(b)	688,790
8,500	Laboratory Corp. of America Holdings(a)(b)	666,655
20,176	McKesson Corp.	1,246,473
33,268	Medco Health Solutions, Inc.(b)	1,731,932
7,600	Patterson Cos., Inc.	217,740
11,100	Quest Diagnostics, Inc.	560,217
23,472	Tenet Healthcare Corp.(b)	110,788
88,348	UnitedHealth Group, Inc.	3,101,898
30,900	WellPoint, Inc.(b)	1,750,176

		16,327,905

Healthcare Technology
4,400	Cerner Corp.(b)	369,556

Home Builders 0.1%
20,000	D.R. Horton, Inc.	222,400
10,800	Lennar Corp. (Class A Stock)	166,104
15,411	Pulte Group, Inc.(a)(b)	135,000

		523,504

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure 1.7%
32,500	Carnival Corp.	$1,241,825
11,653	Darden Restaurants, Inc.	498,516
18,400	International Game Technology	265,880
20,570	Marriott International, Inc. (Class A Stock)(a)	737,023
82,030	McDonald’s Corp.	6,112,055
56,800	Starbucks Corp.	1,452,944
15,800	Starwood Hotels & Resorts Worldwide, Inc.(a)	830,290
14,151	Wyndham Worldwide Corp.(a)	388,728
4,300	Wynn Resorts Ltd.	373,111
35,864	Yum! Brands, Inc.	1,651,896

		13,552,268

Household Durables 0.3%
11,508	Fortune Brands, Inc.	566,539
5,900	Harman International Industries, Inc.(b)	197,119
12,600	Leggett & Platt, Inc.	286,776
23,627	Newell Rubbermaid, Inc.(a)	420,797
11,988	Stanley Black & Decker, Inc.	734,625
5,885	Whirlpool Corp.(a)	476,449

		2,682,305

Household Products 2.3%
11,032	Clorox Co.(a)	736,496
37,330	Colgate-Palmolive Co.	2,869,184
32,016	Kimberly-Clark Corp.	2,082,641
219,523	Procter & Gamble Co. (The)	13,164,794

		18,853,115

Independent Power Producers & Energy Traders 0.2%
54,100	AES Corp. (The)(b)	614,035
15,829	Constellation Energy Group, Inc.	510,327
20,300	NRG Energy, Inc.(b)	422,646

		1,547,008

Industrial Conglomerates 2.5%
55,598	3M Co.	4,820,903
826,472	General Electric Co.	13,430,170
20,034	Textron, Inc.(a)	411,899
37,900	Tyco International Ltd. (Switzerland)	1,392,067

		20,055,039

See Notes to Financial Statements.

Prudential Investment Portfolios 8/Prudential Stock Index Fund	17

Portfolio of Investments

as of September 30, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Insurance 4.0%
24,000	ACE Ltd. (Switzerland)	$1,398,000
36,100	Aflac, Inc.	1,866,731
42,708	Allstate Corp. (The)	1,347,438
7,601	American International Group, Inc.(a)(b)	297,199
21,389	Aon Corp.(a)	836,524
7,800	Assurant, Inc.	317,460
133,000	Berkshire Hathaway, Inc. (Class B Stock)(b)	10,996,440
24,168	Chubb Corp.	1,377,334
11,207	Cincinnati Financial Corp.	323,322
39,000	Genworth Financial, Inc. (Class A Stock)(b)	476,580
34,453	Hartford Financial Services Group, Inc. (The)(a)	790,696
23,851	Lincoln National Corp.	570,516
26,017	Loews Corp.	986,044
43,240	Marsh & McLennan Cos., Inc.	1,042,949
68,000	MetLife, Inc.	2,614,600
25,700	Principal Financial Group, Inc.	666,144
53,816	Progressive Corp. (The)	1,123,140
37,300	Prudential Financial, Inc.(c)	2,020,914
7,215	Torchmark Corp.	383,405
36,211	Travelers Cos., Inc. (The)	1,886,593
27,826	Unum Group	616,346
26,400	XL Group PLC (Ireland) (Class A Stock)	571,824

		32,510,199

Internet & Catalog Retail 0.7%
26,600	Amazon.com, Inc.(b)	4,177,796
16,300	Expedia, Inc.(a)	459,823
3,500	priceline.com, Inc.(a)(b)	1,219,190

		5,856,809

Internet Software & Services 1.8%
13,800	Akamai Technologies, Inc.(b)	692,484
87,600	eBay, Inc.(b)	2,137,440
19,200	Google, Inc. (Class A Stock)(b)	10,095,168
12,000	Monster Worldwide, Inc.(b)	155,520
14,600	VeriSign, Inc.(b)	463,404
97,900	Yahoo!, Inc.(a)(b)	1,387,243

		14,931,259

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

IT Services 3.1%
39,678	Automatic Data Processing, Inc.	$1,667,666
23,300	Cognizant Technology Solutions Corp. (Class A Stock)(b)	1,502,151
12,551	Computer Sciences Corp.	577,346
18,400	Fidelity National Information Services, Inc.	499,192
11,800	Fiserv, Inc.(a)(b)	635,076
97,134	International Business Machines Corp.	13,029,555
7,500	MasterCard, Inc. (Class A Stock)	1,680,000
26,125	Paychex, Inc.	718,176
18,200	SAIC, Inc.(b)	290,836
12,300	Teradata Corp.(a)(b)	474,288
15,371	Total System Services, Inc.	234,254
37,300	Visa, Inc. (Class A Stock)	2,769,898
53,652	Western Union Co. (The)	948,031

		25,026,469

Leisure Equipment & Products 0.1%
17,000	Eastman Kodak Co.(a)(b)	71,400
9,654	Hasbro, Inc.	429,700
28,113	Mattel, Inc.	659,531

		1,160,631

Life Sciences Tools & Services 0.4%
14,652	Life Technologies Corp.(b)	684,102
9,670	PerkinElmer, Inc.	223,764
32,002	Thermo Fisher Scientific, Inc.(b)	1,532,255
7,600	Waters Corp.(b)	537,928

		2,978,049

Machinery 2.0%
48,856	Caterpillar, Inc.	3,843,990
15,116	Cummins, Inc.	1,369,207
41,800	Danaher Corp.	1,697,498
33,980	Deere & Co.	2,371,124
15,862	Dover Corp.	828,155
13,254	Eaton Corp.	1,093,323
4,500	Flowserve Corp.	492,390
36,336	Illinois Tool Works, Inc.	1,708,519
28,264	PACCAR, Inc.	1,360,912
8,404	Pall Corp.(a)	349,943

See Notes to Financial Statements.

Prudential Investment Portfolios 8/Prudential Stock Index Fund	19

Portfolio of Investments

as of September 30, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Machinery (cont’d.)
12,038	Parker Hannifin Corp.	$843,382
4,742	Snap-On, Inc.(a)	220,550

		16,178,993

Media 3.0%
52,476	CBS Corp. (Class B Stock)(a)	832,269
217,085	Comcast Corp. (Class A Stock)	3,924,897
68,200	DIRECTV (Class A Stock)(a)(b)	2,839,166
21,800	Discovery Communications, Inc. (Class A Stock)(a)(b)	949,390
20,589	Gannett Co., Inc.	251,804
31,812	Interpublic Group of Cos., Inc.(a)(b)	319,074
23,600	McGraw-Hill Cos., Inc. (The)	780,216
3,096	Meredith Corp.	103,128
7,000	New York Times Co. (The) (Class A Stock)(b)	54,180
174,900	News Corp. (Class A Stock)	2,284,194
23,134	Omnicom Group, Inc.	913,330
7,500	Scripps Networks Interactive, Inc. (Class A Stock)(a)	356,850
88,074	Time Warner, Inc.	2,699,468
27,281	Time Warner Cable, Inc.	1,472,901
46,576	Viacom, Inc. (Class B Stock)	1,685,586
147,813	Walt Disney Co. (The)	4,894,088
400	Washington Post Co. (The) (Class B Stock)(a)	159,764

		24,520,305

Metals & Mining 1.1%
11,000	AK Steel Holding Corp.	151,910
80,644	Alcoa, Inc.	976,599
7,918	Allegheny Technologies, Inc.	367,791
9,600	Cliffs Natural Resources, Inc.	613,632
36,646	Freeport-McMoRan Copper & Gold, Inc.	3,129,202
38,197	Newmont Mining Corp.	2,399,154
25,012	Nucor Corp.	955,458
3,000	Titanium Metals Corp.(b)	59,880
11,809	United States Steel Corp.(a)	517,706

		9,171,332

Multiline Retail 0.8%
5,424	Big Lots, Inc.(a)(b)	180,348
11,100	Family Dollar Stores, Inc.	490,176
16,084	J.C. Penney Co., Inc.	437,163

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Multiline Retail (cont’d.)
24,300	Kohl’s Corp.(b)	$1,280,124
34,782	Macy’s, Inc.(a)	803,117
13,400	Nordstrom, Inc.	498,480
2,907	Sears Holdings Corp.(a)(b)	209,711
55,682	Target Corp.	2,975,646

		6,874,765

Multi-Utilities 1.4%
18,769	Ameren Corp.(a)	533,040
29,779	CenterPoint Energy, Inc.(a)	468,126
18,900	CMS Energy Corp.(a)	340,578
21,051	Consolidated Edison, Inc.(a)	1,015,079
45,104	Dominion Resources, Inc.	1,969,241
13,987	DTE Energy Co.	642,423
6,208	Integrys Energy Group, Inc.	323,188
19,600	NiSource, Inc.	341,040
29,752	PG&E Corp.	1,351,336
38,794	Public Service Enterprise Group, Inc.	1,283,306
7,600	SCANA Corp.	306,432
19,198	Sempra Energy	1,032,852
15,900	TECO Energy, Inc.	275,388
9,400	Wisconsin Energy Corp.	543,320
37,883	Xcel Energy, Inc.	870,172

		11,295,521

Office Electronics 0.1%
109,500	Xerox Corp.	1,133,325

Oil, Gas & Consumable Fuels 8.9%
38,936	Anadarko Petroleum Corp.	2,221,299
27,448	Apache Corp.	2,683,316
7,900	Cabot Oil & Gas Corp.	237,869
50,200	Chesapeake Energy Corp.	1,137,030
155,792	Chevron Corp.	12,626,942
115,557	ConocoPhillips	6,636,438
14,700	Consol Energy, Inc.	543,312
26,500	Denbury Resources, Inc.(b)	421,085
33,900	Devon Energy Corp.	2,194,686
57,804	El Paso Corp.	715,614
18,600	EOG Resources, Inc.	1,729,242

See Notes to Financial Statements.

Prudential Investment Portfolios 8/Prudential Stock Index Fund	21

Portfolio of Investments

as of September 30, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
9,500	EQT Corp.	$342,570
393,002	Exxon Mobil Corp.	24,283,594
23,134	Hess Corp.	1,367,682
56,278	Marathon Oil Corp.	1,862,802
6,800	Massey Energy Co.(a)	210,936
15,000	Murphy Oil Corp.	928,800
13,700	Noble Energy, Inc.(a)	1,028,733
62,776	Occidental Petroleum Corp.	4,915,361
20,500	Peabody Energy Corp.	1,004,705
8,800	Pioneer Natural Resources Co.	572,264
12,700	QEP Resources, Inc.	382,778
13,000	Range Resources Corp.	495,690
27,500	Southwestern Energy Co.(b)	919,600
51,584	Spectra Energy Corp.	1,163,219
10,128	Sunoco, Inc.	369,672
8,400	Tesoro Corp.	112,224
47,200	Valero Energy Corp.	826,472
45,792	Williams Cos., Inc. (The)	875,085

		72,809,020

Paper & Forest Products 0.1%
35,784	International Paper Co.	778,302
14,735	MeadWestvaco Corp.	359,239

		1,137,541

Personal Products 0.2%
33,244	Avon Products, Inc.	1,067,465
8,100	Estee Lauder Cos., Inc. (The) (Class A Stock)(a)	512,163

		1,579,628

Pharmaceuticals 5.9%
118,474	Abbott Laboratories	6,189,082
23,264	Allergan, Inc.	1,547,754
131,279	Bristol-Myers Squibb Co.	3,558,974
77,697	Eli Lilly & Co.	2,838,271
22,400	Forest Laboratories, Inc.(b)	692,832
211,969	Johnson & Johnson	13,133,599
20,533	King Pharmaceuticals, Inc.(b)	204,508
236,833	Merck & Co., Inc.	8,717,823
22,700	Mylan, Inc.(a)(b)	426,987

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Pharmaceuticals (cont’d.)
619,623	Pfizer, Inc.	$10,638,927
8,700	Watson Pharmaceuticals, Inc.(b)	368,097

		48,316,854

Professional Services 0.1%
3,600	Dun & Bradstreet Corp. (The)	266,904
9,430	Equifax, Inc.	294,216
10,400	Robert Half International, Inc.	270,400

		831,520

Real Estate Investment Trust 1.4%
7,480	Apartment Investment & Management Co. (Class A Stock)(a)	159,922
6,411	AvalonBay Communities, Inc.	666,295
11,200	Boston Properties, Inc.	930,944
22,700	Equity Residential(a)	1,079,839
23,000	HCP, Inc.(a)	827,540
9,600	Health Care REIT, Inc.(a)	454,464
51,336	Host Hotels & Resorts, Inc.(a)	743,345
31,000	Kimco Realty Corp.(a)	488,250
12,600	Plum Creek Timber Co., Inc.	444,780
38,400	ProLogis	452,352
10,400	Public Storage(a)	1,009,216
23,339	Simon Property Group, Inc.(a)	2,164,459
11,700	Ventas, Inc.	603,369
12,584	Vornado Realty Trust(a)	1,076,310
42,759	Weyerhaeuser Co.	673,882

		11,774,967

Real Estate Management & Development 0.1%
20,600	C.B. Richard Ellis Group, Inc. (Class A Stock)(b)	376,568

Road & Rail 0.8%
29,706	CSX Corp.	1,643,336
28,211	Norfolk Southern Corp.	1,678,837
3,721	Ryder System, Inc.	159,147
38,258	Union Pacific Corp.	3,129,504

		6,610,824

Semiconductors & Semiconductor Equipment 2.4%
47,124	Advanced Micro Devices, Inc.(a)(b)	335,052
22,500	Altera Corp.	678,600

See Notes to Financial Statements.

Prudential Investment Portfolios 8/Prudential Stock Index Fund	23

Portfolio of Investments

as of September 30, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment (cont’d.)
23,600	Analog Devices, Inc.(a)	$740,568
107,888	Applied Materials, Inc.	1,260,132
35,300	Broadcom Corp. (Class A Stock)	1,249,267
3,600	First Solar, Inc.(a)(b)	530,460
431,388	Intel Corp.	8,295,591
11,320	KLA-Tencor Corp.(a)	398,804
17,500	Linear Technology Corp.	537,775
54,644	LSI Corp.(b)	249,177
15,300	MEMC Electronic Materials, Inc.(a)(b)	182,376
14,200	Microchip Technology, Inc.(a)	446,590
63,616	Micron Technology, Inc.(a)(b)	458,671
15,452	National Semiconductor Corp.	197,322
9,400	Novellus Systems, Inc.(b)	249,852
45,800	NVIDIA Corp.(a)(b)	534,944
14,100	Teradyne, Inc.(b)	157,074
93,552	Texas Instruments, Inc.(a)	2,539,001
19,200	Xilinx, Inc.(a)	510,912

		19,552,168

Software 3.8%
41,740	Adobe Systems, Inc.(b)	1,091,501
18,620	Autodesk, Inc.(a)(b)	595,281
13,100	BMC Software, Inc.(b)	530,288
28,858	CA, Inc.	609,481
14,200	Citrix Systems, Inc.(a)(b)	969,008
16,600	Compuware Corp.(a)(b)	141,598
23,300	Electronic Arts, Inc.(a)(b)	382,819
25,300	Intuit, Inc.(b)	1,108,393
12,400	McAfee, Inc.(b)	586,024
586,412	Microsoft Corp.	14,361,230
29,602	Novell, Inc.(b)	176,724
299,840	Oracle Corp.	8,050,704
13,200	Red Hat, Inc.(a)(b)	541,200
8,100	Salesforce.com, Inc.(a)(b)	905,580
63,017	Symantec Corp.(b)	955,968

		31,005,799

Specialty Retail 1.9%
6,400	Abercrombie & Fitch Co. (Class A Stock)	251,648
4,423	AutoNation, Inc.(a)(b)	102,835

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
2,300	AutoZone, Inc.(a)(b)	$526,493
20,500	Bed Bath & Beyond, Inc.(b)	889,905
26,600	Best Buy Co., Inc.	1,086,078
15,000	CarMax, Inc.(b)	417,900
13,900	GameStop Corp. (Class A Stock)(a)(b)	273,969
37,713	Gap, Inc. (The)	702,970
129,184	Home Depot, Inc. (The)	4,092,549
21,422	Limited Brands, Inc.	573,681
109,896	Lowe’s Cos., Inc.	2,449,582
24,200	Office Depot, Inc.(b)	111,320
8,100	O’Reilly Automotive, Inc.(b)	430,920
9,854	RadioShack Corp.	210,186
7,700	Ross Stores, Inc.	420,574
58,625	Staples, Inc.	1,226,435
8,100	Tiffany & Co.(a)	380,619
32,632	TJX Cos., Inc.	1,456,366
9,200	Urban Outfitters, Inc.(a)(b)	289,248

		15,893,278

Textiles, Apparel & Luxury Goods 0.6%
26,000	Coach, Inc.	1,116,960
30,276	NIKE, Inc. (Class B Stock)(a)	2,426,318
5,100	Polo Ralph Lauren Corp.	458,286
7,134	V.F. Corp.	577,997

		4,579,561

Thrifts & Mortgage Finance 0.1%
36,800	Hudson City Bancorp, Inc.	451,168
28,700	People’s United Financial, Inc.	375,683

		826,851

Tobacco 1.6%
161,679	Altria Group, Inc.	3,883,530
11,260	Lorillard, Inc.	904,291
140,579	Philip Morris International, Inc.	7,875,235
13,100	Reynolds American, Inc.	778,009

		13,441,065

See Notes to Financial Statements.

Prudential Investment Portfolios 8/Prudential Stock Index Fund	25

Portfolio of Investments

as of September 30, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Trading Companies & Distributors 0.1%
9,400	Fastenal Co.(a)	$499,986
4,374	W.W. Grainger, Inc.	520,987

		1,020,973

Wireless Telecommunication Services 0.4%
31,200	American Tower Corp. (Class A Stock)(b)	1,599,312
15,700	MetroPCS Communications, Inc.(b)	164,222
234,774	Sprint Nextel Corp.(b)	1,087,004

		2,850,538

	TOTAL LONG-TERM INVESTMENTS (cost $470,512,795)	796,846,833

SHORT-TERM INVESTMENTS 10.3%

Affiliated Money Market Mutual Fund 10.0%
82,013,505	Prudential Investment Portfolios 2-Prudential Core Taxable Money Market Fund (cost $82,013,505; includes $76,137,131 of cash collateral received for securities on loan)(Note 3)(c)(d)(e)	82,013,505

Principal Amount (000)
U.S. Treasury Security 0.3%
$ 2,000	U.S. Treasury Bill, 0.190%, 03/17/11 (cost $1,998,283)(f)(g)	1,998,330

	TOTAL SHORT-TERM INVESTMENTS (cost $84,011,788)	84,011,835

	TOTAL INVESTMENTS 107.7% (cost $554,524,583; Note 5)	880,858,668
	Liabilities in excess of other assets(h) (7.7%)	(63,085,990)

	NET ASSETS 100.0%	$817,772,678

The following abbreviation is used in the portfolio descriptions:

REIT—Real Estate Investment Trust

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $73,646,922; cash collateral of $76,137,131 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Non-income producing security.

See Notes to Financial Statements.

26	Visit our website at www.prudentialfunds.com

(c)	Affiliated security.
(d)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2-Prudential Core Taxable Money Market Fund.
(e)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(f)	Rate quoted represents yield-to-maturity as of purchase date.
(g)	Security segregated as collateral for futures contracts.
(h)	Liabilities in excess of other assets include net unrealized appreciation on financial futures contracts as follows:

Open futures contracts outstanding at September 30, 2010:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at September 30, 2010	Unrealized Appreciation
	Long Positions:
6	S&P 500 Emini Futures	Dec. 2010	$334,702	$341,010	$6,308
63	S&P 500 Index Futures	Dec. 2010	17,583,152	17,903,025	319,873

					$326,181

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of September 30, 2010 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$796,846,833	$—	$—
U.S. Treasury Security	—	1,998,330	—
Affiliated Money Market Mutual Fund	82,013,505	—	—
Other Financial Instruments*
Futures	326,181	—	—

Total	$879,186,519	$1,998,330	$—

See Notes to Financial Statements.

Prudential Investment Portfolios 8/Prudential Stock Index Fund	27

Portfolio of Investments

as of September 30, 2010 continued

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2010 were as follows:

Affiliated Money Market Mutual Fund (including 9.3% of collateral received for securities on loan)	10.0%
Oil, Gas & Consumable Fuels	8.9
Pharmaceuticals	5.9
Computers & Peripherals	4.3
Diversified Financial Services	4.0
Insurance	4.0
Software	3.8
IT Services	3.1
Media	3.0
Diversified Telecommunication Services	2.8
Aerospace & Defense	2.7
Commercial Banks	2.7
Beverages	2.6
Industrial Conglomerates	2.5
Food & Staples Retailing	2.4
Semiconductors & Semiconductor Equipment	2.4
Capital Markets	2.3
Communications Equipment	2.3
Household Products	2.3
Healthcare Providers & Services	2.0
Machinery	2.0
Chemicals	1.9
Electric Utilities	1.9
Specialty Retail	1.9
Energy Equipment & Services	1.8
Food Products	1.8
Internet Software & Services	1.8
Healthcare Equipment & Supplies	1.7
Hotels, Restaurants & Leisure	1.7
Tobacco	1.6
Biotechnology	1.4
Multi-Utilities	1.4
Real Estate Investment Trust	1.4
Air Freight & Logistics	1.1
Metals & Mining	1.1
Multiline Retail	0.8
Road & Rail	0.8
Consumer Finance	0.7
Internet & Catalog Retail	0.7
Textiles, Apparel & Luxury Goods	0.6

See Notes to Financial Statements.

28	Visit our website at www.prudentialfunds.com

Automobiles	0.5%
Commercial Services & Supplies	0.5
Electrical Equipment	0.5
Electronic Equipment & Instruments	0.5
Life Sciences Tools & Services	0.4
Wireless Telecommunication Services	0.4
Household Durables	0.3
U.S. Treasury Security	0.3
Auto Components	0.2
Construction & Engineering	0.2
Containers & Packaging	0.2
Independent Power Producers & Energy Traders	0.2
Personal Products	0.2
Airlines	0.1
Distributors	0.1
Diversified Consumer Services	0.1
Gas Utilities	0.1
Home Builders	0.1
Leisure Equipment & Products	0.1
Office Electronics	0.1
Paper & Forest Products	0.1
Professional Services	0.1
Real Estate Management & Development	0.1
Thrifts & Mortgage Finance	0.1
Trading Companies & Distributors	0.1

107.7
Liabilities in excess of other assets	(7.7)

100.0%

See Notes to Financial Statements.

Prudential Investment Portfolios 8/Prudential Stock Index Fund	29

Portfolio of Investments

as of September 30, 2010 continued

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of September 30, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due to broker—variation margin	$326,181	*	—	—

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Portfolio of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended September 30, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures
Equity contracts	$259,195

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures
Equity contracts	$108,602

For the year ended September 30, 2010, the Fund’s average value at trade date for futures long position was $20,260,271.

See Notes to Financial Statements.

30	Visit our website at www.prudentialfunds.com

Financial Statements

September 30, 2010	ANNUAL REPORT

Prudential Investment Portfolios 8/ Prudential Stock Index Fund

Statement of Assets and Liabilities

as of September 30, 2010

Assets
Investments at value, including securities on loan of $73,646,922:
Unaffiliated investments (cost $471,350,812)	$796,824,249
Affiliated investments (cost $83,173,771)	84,034,419
Receivable for investments sold	12,771,769
Receivable for Fund shares sold	1,455,545
Dividends and interest receivable	1,037,181
Prepaid expenses	17,216

Total assets	896,140,379

Liabilities
Payable to broker for collateral for securities on loan	76,137,131
Payable for Fund shares reacquired	1,509,269
Accrued expenses	411,603
Affiliated transfer agent fee payable	120,752
Due to broker—variation margin	78,316
Management fee payable	53,156
Distribution fee payable	50,601
Deferred trustees’ fees	6,371
Payable to custodian	502

Total liabilities	78,367,701

Net assets	$817,772,678

Net assets were comprised of:
Common stock, at par	$32,192
Paid-in capital in excess of par	591,242,744

591,274,936
Undistributed net investment income	10,879,852
Accumulated net realized loss on investment and financial futures transactions	(111,042,376)
Net unrealized appreciation on investments and financial futures contracts	326,660,266

Net assets, September 30, 2010	$817,772,678

See Notes to Financial Statements.

32	Visit our website at www.prudentialfunds.com

Class A
Net asset value and redemption price per share ($114,403,184 ÷ 4,514,239 shares of beneficial interest issued and outstanding)	$25.34
Maximum sales charge (3.25% of offering price)	0.85

Maximum offering price to public	$26.19

Class B
Net asset value, offering price and redemption price per share ($5,435,145 ÷ 215,858 shares of beneficial interest issued and outstanding)	$25.18

Class C
Net asset value, offering price and redemption price per share ($22,614,343 ÷ 898,022 shares of beneficial interest issued and outstanding)	$25.18

Class I
Net asset value, offering price and redemption price per share ($322,850,193 ÷ 12,696,398 shares of beneficial interest issued and outstanding)	$25.43

Class Z
Net asset value, offering price and redemption price per share ($352,469,813 ÷ 13,867,513 shares of beneficial interest issued and outstanding)	$25.42

See Notes to Financial Statements.

Prudential Investment Portfolios 8/Prudential Stock Index Fund	33

Statement of Operations

Year Ended September 30, 2010

Net Investment Income
Income
Unaffiliated dividends	$17,060,953
Affiliated income from securities loaned, net	124,993
Affiliated dividend income	81,165
Unaffiliated interest	2,665

Total income	17,269,776

Expenses
Management fee	2,525,607
Distribution fee—Class A	313,476
Distribution fee—Class B	96,155
Distribution fee—Class C	231,969
Transfer agent fee—Class A (including affiliated expense of $62,900)	137,000
Transfer agent fee—Class B (including affiliated expense of $11,200)	32,000
Transfer agent fee—Class C (including affiliated expense of $4,700)	15,000
Transfer agent fee—Class I (including affiliated expense of $186,400)	228,000
Transfer agent fee—Class Z (including affiliated expense of $452,300)	511,000
Custodian’s fees and expenses	105,000
Reports to shareholders	92,000
Registration fees	75,000
Trustees’ fees	35,000
Legal fees and expenses	31,000
Audit fee	22,000
Insurance	20,000
Miscellaneous	20,509

Total expenses	4,490,716
Less: Management fee waiver (Note 2)	(1,852,112)

Net expenses	2,638,604

Net investment income	14,631,172

Realized And Unrealized Gain (Loss) On Investments
Net realized gain on:
Investment transactions (including affiliated $70,175)	26,845,260
Financial futures transactions	259,195

27,104,455

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $117,907)	35,584,974
Financial futures contracts	108,602

35,693,576

Net gain on investments	62,798,031

Net Increase In Net Assets Resulting From Operations	$77,429,203

See Notes to Financial Statements.

34	Visit our website at www.prudentialfunds.com

Statement of Changes in Net Assets

	Year Ended September 30,
	2010	2009
Increase (Decrease) In Net Assets
Operations
Net investment income	$14,631,172	$18,094,984
Net realized gain (loss) on investment transactions	27,104,455	(10,680,378)
Net change in unrealized appreciation (depreciation) on investments	35,693,576	(98,771,231)

Net increase (decrease) in net assets resulting from operations	77,429,203	(91,356,625)

Dividends from net investment income (Note 1)
Class A	(1,492,327)	(2,119,867)
Class B	(115,611)	(396,427)
Class C	(226,150)	(416,153)
Class I	(6,418,487)	(10,174,616)
Class Z	(7,748,518)	(11,990,706)

	(16,001,093)	(25,097,769)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	179,697,499	185,954,550
Net asset value of shares issued in reinvestment of dividends	14,343,829	22,406,788
Cost of shares reacquired	(284,285,080)	(274,549,233)

Net decrease in net assets from Fund share transactions	(90,243,752)	(66,187,895)

Total decrease	(28,815,642)	(182,642,289)

Net Assets:
Beginning of year	846,588,320	1,029,230,609

End of year(a)	$817,772,678	$846,588,320

(a) Includes undistributed net investment income of:	$10,879,852	$12,249,773

See Notes to Financial Statements.

Prudential Investment Portfolios 8/Prudential Stock Index Fund	35

Notes to Financial Statements

The Prudential Investment Portfolios 8 (the “Company”) is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of one fund, which is the Prudential Stock Index Fund (the “Fund”). Investment operations of the Fund commenced on November 5, 1992. The Fund’s investment objective is to provide investment results that correspond to the price and yield performance of Standard & Poor’s 500 Composite Stock Price Index.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price.

Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser(s); to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before

36	Visit our website at www.prudentialfunds.com

the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open end, non exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities of sufficient credit quality, which mature in 60 days or less, are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities, which mature in more than 60 days, are valued at fair value.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts. The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Prudential Investment Portfolios 8/Prudential Stock Index Fund	37

Notes to Financial Statements

continued

Risk: Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution and transfer agent fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Transfer agent fees are incurred based on shareholder activity and number of accounts for each class.

Dividends and Distributions: Dividends from net investment income and distributions from net capital and currency gains in excess of a capital loss carryforward, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid in capital in excess of par, as appropriate.

38	Visit our website at www.prudentialfunds.com

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA furnishes investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. PI pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .30% of the average daily net assets of the Fund up to $1 billion and .25% in excess of $1 billion. Effective June 1, 2007 to January 31, 2012, the Fund’s manager has agreed to contractually waive a portion of its management fee, so that the effective management fee for the Fund will be .08% of the average daily net assets of Fund. The effective management fee rate was .08% of the average daily net assets for the year ended September 30, 2010.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class I and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution, (the “Class A, B and C plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class I and Class Z shares of the Fund.

Prudential Investment Portfolios 8/Prudential Stock Index Fund	39

Notes to Financial Statements

continued

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution- related activities at an annual rate of up to .30%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively.

PIMS has advised the Fund that it received $40,792 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2010. From these fees, PIMS paid sales charges to dealers who in turn paid commissions to salespersons, and incurred other distribution costs.

PIMS has advised the Fund that for the year ended September 30, 2010, it received $292, $1,886 and $2,506 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C shareholders, respectively.

PI, QMA and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable. The Fund’s Class I and Class Z shares are subject to a transfer agent fee of .07% and .13% of the average daily net assets of the Class I and Class Z shares, respectively. Classes A, B, and C each compensate PMFS for its services as they are incurred.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers including fees relating to the services of Wells Fargo Advisors, LLC (“Wells Fargo”), an affiliate of PI through December 31, 2009. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended September 30, 2010, the Fund incurred approximately $55,300 in total networking fees of which approximately $600 was paid to Wells Fargo through December 31, 2009. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Prudential Investment Management Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended September 30, 2010, PIM has been compensated approximately $44,000 for these services.

40	Visit our website at www.prudentialfunds.com

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2 registered under the Investment Company Act of 1940, as amended, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 2010 aggregated $39,869,812 and $133,574,131 respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

For the years ended September 30, 2010 and 2009, the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets of $16,001,093 and $25,097,769, respectively, were from ordinary income.

As of September 30, 2010, the accumulated undistributed ordinary income on a tax basis was $10,886,223. This amount differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

For federal income tax purposes, the Fund had a capital loss carryforward as of September 30, 2010 of approximately $94,631,000 of which $44,486,000 expires in 2011, $1,967,000 expires in 2012, $16,903,000 expires in 2013 and $31,275,000 expires in 2014. The Fund utilized approximately $19,153,000 of its capital loss carryforward during fiscal year ended September 30, 2010. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration dates.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of September 30, 2010 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$570,609,600	$350,844,504	($40,595,436)	$310,249,068

Prudential Investment Portfolios 8/Prudential Stock Index Fund	41

Notes to Financial Statements

continued

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and Lehman Brothers securities adjustment.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2010, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class I and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3.25%. Certain investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% contingent deferred sales charge, although they are not subject to an initial sales charge. Class B shares are sold with a contingent deferred sales charge (“CDSC”) which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a CDSC of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are not available for purchase by new investors. Class I and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value divided into five classes, designated Class A, Class B, Class C, Class I and Class Z.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended September 30, 2010:
Shares sold	1,552,533	$38,919,232
Shares issued in reinvestment of dividends	53,504	1,301,741
Shares reacquired	(1,102,194)	(27,058,125)

Net increase (decrease) in shares outstanding before conversion	503,843	13,162,848
Shares issued upon conversion from Class B	106,132	2,604,704

Net increase (decrease) in shares outstanding	609,975	$15,767,552

42	Visit our website at www.prudentialfunds.com

Class A	Shares	Amount
Year ended September 30, 2009:
Shares sold	960,089	$19,486,099
Shares issued in reinvestment of dividends	100,124	1,762,193
Shares reacquired	(980,453)	(19,499,415)

Net increase (decrease) in shares outstanding before conversion	79,760	1,748,877
Shares issued upon conversion from Class B	358,693	7,037,924

Net increase (decrease) in shares outstanding	438,453	$8,786,801

Class B
Year ended September 30, 2010:
Shares sold	7,846	$188,732
Shares issued in reinvestment of dividends	4,645	113,093
Shares reacquired	(226,652)	(5,532,298)

Net increase (decrease) in shares outstanding before conversion	(214,161)	(5,230,473)
Shares reacquired upon conversion into Class A	(106,490)	(2,604,704)

Net increase (decrease) in shares outstanding	(320,651)	$(7,835,177)

Year ended September 30, 2009:
Shares sold	15,931	$318,781
Shares issued in reinvestment of dividends	21,563	379,720
Shares reacquired	(282,588)	(5,588,645)

Net increase (decrease) in shares outstanding before conversion	(245,094)	(4,890,144)
Shares reacquired upon conversion into Class A	(359,466)	(7,037,924)

Net increase (decrease) in shares outstanding	(604,560)	$(11,928,068)

Class C
Year ended September 30, 2010:
Shares sold	69,906	$1,712,811
Shares issued in reinvestment of dividends	8,930	217,005
Shares reacquired	(168,130)	(4,091,889)

Net increase (decrease) in shares outstanding	(89,294)	$(2,162,073)

Year ended September 30, 2009:
Shares sold	121,141	$2,419,426
Shares issued in reinvestment of dividends	21,299	374,871
Shares reacquired	(263,284)	(5,145,545)

Net increase (decrease) in shares outstanding	(120,844)	$(2,351,248)

Class I
Year ended September 30, 2010:
Shares sold	1,502,335	$36,871,979
Shares issued in reinvestment of dividends	239,323	5,822,730
Shares reacquired	(2,864,500)	(70,324,918)

Net increase (decrease) in shares outstanding	(1,122,842)	$(27,630,209)

Prudential Investment Portfolios 8/Prudential Stock Index Fund	43

Notes to Financial Statements

continued

Class I	Shares	Amount
Year ended September 30, 2009:
Shares sold	2,313,460	$45,895,631
Shares issued in reinvestment of dividends	511,877	9,003,913
Shares reacquired	(4,206,872)	(82,558,666)

Net increase (decrease) in shares outstanding	(1,381,535)	$(27,659,122)

Class Z
Year ended September 30, 2010:
Shares sold	4,139,238	$102,004,745
Shares issued in reinvestment of dividends	283,043	6,889,260
Shares reacquired	(7,284,071)	(177,277,850)

Net increase (decrease) in shares outstanding	(2,861,790)	$(68,383,845)

Year ended September 30, 2009:
Shares sold	5,841,390	$117,834,613
Shares issued in reinvestment of dividends	618,888	10,886,091
Shares reacquired	(8,054,760)	(161,756,962)

Net increase (decrease) in shares outstanding	(1,594,482)	$(33,036,258)

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The expiration date of the SCA has been extended from October 20, 2010 through December 24, 2010 under the same terms. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The Fund did not borrow any amounts pursuant to the SCA during the year ended September 30, 2010.

Note 8. New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value

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Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Prudential Investment Portfolios 8/Prudential Stock Index Fund	45

Financial Highlights

Class A
	Year Ended September 30,
	2010(e)	2009(e)	2008	2007		2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$23.48	$26.17	$34.18	$29.98		$27.57
Income (loss) from investment operations:
Net investment income	.37	.42	.53	.46		.38
Net realized and unrealized gain (loss) on investment transactions	1.88	(2.51)	(8.04)	4.23		2.41
Total from investment operations	2.25	(2.09)	(7.51)	4.69		2.79
Less Dividends:
Dividends from net investment income	(.39)	(.60)	(.50)	(.49)		(.38)
Net asset value, end of year	$25.34	$23.48	$26.17	$34.18		$29.98
Total Return(b):	9.63%	(7.22)%	(22.23)%	15.81%		10.21%

Ratios/Supplemental Data:
Net assets, end of year (000)	$114,403	$91,654	$90,714	$113,940		$85,357
Average net assets (000)	$104,488	$74,427	$103,974	$97,885		$81,562
Ratios to average net assets(a)(d):
Expenses, including distribution and service (12b-1) fees	.56%	.61%	.49% (c)	.59%	(c)	.65%	(c)
Expenses, excluding distribution and service (12b-1) fees	.26%	.31%	.21%	.34%		.40%
Net investment income	1.50%	2.10%	1.70%	1.44%		1.32%
For Class A, B, C, I and Z shares:
Portfolio turnover rate	5%	6%	4%	3%		3%

(a) Net of expense subsidy and/or management fee waiver, where applicable. If the investment manager had not reimbursed/waived expenses, the expense ratios including distribution and service (12b-1) fees would have been .78%, .83%, .70%, .67% and .67% for the years ended September 30, 2010, 2009, 2008, 2007 and 2006, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .48%, .53%, .42%, .42% and .42% for the years ended September 30, 2010, 2009, 2008, 2007 and 2006, respectively. The net investment income ratios would have been 1.28%, 1.88%, 1.49%, 1.36% and 1.30% for the years ended September 30, 2010, 2009, 2008, 2007 and 2006, respectively.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies.

(c) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares through January 31, 2008.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class B
	Year Ended September 30,
	2010(d)	2009(d)	2008	2007	2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$23.37	$25.92	$33.86	$29.70	$27.29
Income (loss) from investment operations:
Net investment income	.15	.27	.23	.20	.16
Net realized and unrealized gain (loss) on investment transactions	1.88	(2.43)	(7.92)	4.22	2.39
Total from investment operations	2.03	(2.16)	(7.69)	4.42	2.55
Less Dividends:
Dividends from net investment income	(.22)	(.39)	(.25)	(.26)	(.14)
Net asset value, end of year	$25.18	$23.37	$25.92	$33.86	$29.70
Total Return(b):	8.73%	(7.86)%	(22.85)%	14.96%	9.39%

Ratios/Supplemental Data:
Net assets, end of year (000)	$5,435	$12,538	$29,580	$64,637	$82,204
Average net assets (000)	$9,615	$15,863	$47,301	$77,195	$88,427
Ratios to average net assets(a)(c):
Expenses, including distribution and service (12b-1) fees	1.46%	1.45%	1.31%	1.34%	1.40%
Expenses, excluding distribution and service (12b-1) fees	.46%	.45%	.31%	.34%	.40%
Net investment income	.60%	1.37%	.94%	.68%	.58%

(a) Net of expense subsidy and/or management fee waiver, where applicable. If the investment manager had not reimbursed/waived expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.68%, 1.67%, 1.52%, 1.52% and 1.55% for the years ended September 30, 2010, 2009, 2008, 2007 and 2006, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .68%, .67%, .52%, .52% and .55% for the years ended September 30, 2010, 2009, 2008, 2007 and 2006, respectively. The net investment income ratios would have been .38%, 1.15%, .73%, .50% and .43% for the years ended September 30, 2010, 2009, 2008, 2007 and 2006, respectively.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Prudential Investment Portfolios 8/Prudential Stock Index Fund	47

Financial Highlights

continued

Class C
	Year Ended September 30,
	2010(d)	2009(d)	2008	2007	2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$23.33	$25.90	$33.86	$29.71	$27.29
Income (loss) from investment operations:
Net investment income	.21	.26	.25	.21	.16
Net realized and unrealized gain (loss) on investment transactions	1.87	(2.45)	(7.96)	4.20	2.40
Total from investment operations	2.08	(2.19)	(7.71)	4.41	2.56
Less Dividends:
Dividends from net investment income	(.23)	(.38)	(.25)	(.26)	(.14)
Net asset value, end of year	$25.18	$23.33	$25.90	$33.86	$29.71
Total Return(b):	8.96%	(7.98)%	(22.91)%	14.92%	9.42%

Ratios/Supplemental Data:
Net assets, end of year (000)	$22,615	$23,032	$28,701	$45,085	$42,921
Average net assets (000)	$23,196	$20,821	$37,334	$44,982	$45,636
Ratios to average net assets(a)(c):
Expenses, including distribution and service (12b-1) fees	1.19%	1.41%	1.36%	1.36%	1.40%
Expenses, excluding distribution and service (12b-1) fees	.19%	.41%	.36%	.36%	.40%
Net investment income	.86%	1.33%	.85%	.67%	.58%

(a) Net of expense subsidy and/or management fee waiver, where applicable. If the investment manager had not reimbursed/waived expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.41%, 1.63%, 1.57%, 1.47% and 1.46% for the years ended September 30, 2010, 2009, 2008, 2007 and 2006, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .41%, .63%, .57%, .47% and .46% for the years ended September 30, 2010, 2009, 2008, 2007 and 2006, respectively. The net investment income ratios would have been .64%, 1.11%, .64%, .56% and .52% for the years ended September 30, 2010, 2009, 2008, 2007 and 2006, respectively.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class I
	Year Ended September 30,
	2010(d)	2009(d)	2008	2007	2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$23.55	$26.26	$34.31	$30.08	$27.66
Income (loss) from investment operations:
Net investment income	.46	.51	.71	.62	.53
Net realized and unrealized gain (loss) on investment transactions	1.89	(2.54)	(8.16)	4.20	2.36
Total from investment operations	2.35	(2.03)	(7.45)	4.82	2.89
Less Dividends:
Dividends from net investment income	(.47)	(.68)	(.60)	(.59)	(.47)
Net asset value, end of year	$25.43	$23.55	$26.26	$34.31	$30.08
Total Return(b):	10.08%	(6.85)%	(22.02)%	16.23%	10.56%

Ratios/Supplemental Data:
Net assets, end of year (000)	$322,850	$325,476	$399,244	$703,556	$777,551
Average net assets (000)	$321,048	$288,944	$567,523	$741,032	$860,728
Ratios to average net assets(a)(c):
Expenses, including distribution and service (12b-1) fees	.20%	.21%	.19%	.26%	.30%
Expenses, excluding distribution and service (12b-1) fees	.20%	.21%	.19%	.26%	.30%
Net investment income	1.85%	2.53%	2.03%	1.77%	1.68%

(a) Net of expense subsidy and/or management fee waiver, where applicable. If the investment manager had not reimbursed/waived expenses, the expense ratios including distribution and service (12b-1) fees would have been .42%, .43%, .40%, .34% and .31% for the years ended September 30, 2010, 2009, 2008, 2007 and 2006, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .42%, .43%, .40%, .34% and .31% for the years ended September 30, 2010, 2009, 2008, 2007 and 2006, respectively. The net investment income ratios would have been 1.63%, 2.31%, 1.82%, 1.69% and 1.67% for the years ended September 30, 2010, 2009, 2008, 2007 and 2006, respectively.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Prudential Investment Portfolios 8/Prudential Stock Index Fund	49

Financial Highlights

continued

Class Z
	Year Ended September 30,
	2010(d)	2009(d)	2008	2007	2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$23.54	$26.25	$34.29	$30.07	$27.64
Income (loss) from investment operations:
Net investment income	.44	.50	.63	.60	.51
Net realized and unrealized gain (loss) on investment transactions	1.90	(2.54)	(8.09)	4.19	2.35
Total from investment operations	2.34	(2.04)	(7.46)	4.79	2.86
Less Dividends:
Dividends from net investment income	(.46)	(.67)	(.58)	(.57)	(.43)
Net asset value, end of year	$25.42	$23.54	$26.25	$34.29	$30.07
Total Return(b):	10.03%	(6.93)%	(22.05)%	16.11%	10.53%

Ratios/Supplemental Data:
Net assets, end of year (000)	$352,470	$393,887	$480,992	$693,797	$667,849
Average net assets (000)	$383,488	$351,797	$599,595	$684,731	$697,473
Ratios to average net assets(a)(c):
Expenses, including distribution and service (12b-1) fees	.26%	.26%	.24%	.34%	.39%
Expenses, excluding distribution and service (12b-1) fees	.26%	.26%	.24%	.34%	.39%
Net investment income	1.79%	2.48%	1.96%	1.69%	1.58%

(a) Net of expense subsidy and/or management fee waiver, where applicable. If the investment manager had not reimbursed/waived expenses, the expense ratios including distribution and service (12b-1) fees would have been .48%, .48%, .45%, .42% and .40% for the years ended September 30, 2010, 2009, 2008, 2007 and 2006, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .48%, .48%, .45%, .42% and .40% for the years ended September 30, 2010, 2009, 2008, 2007 and 2006, respectively. The net investment income ratios would have been 1.57%, 2.26%, 1.75%, 1.61% and 1.57% for the years ended September 30, 2010, 2009, 2008, 2007 and 2006, respectively.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

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Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 8:

We have audited the accompanying statement of assets and liabilities of Prudential Stock Index Fund of Prudential Investment Portfolios 8 (formerly Dryden Stock Index Fund of The Dryden Index Series Fund) (hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 18, 2010

Prudential Investment Portfolios 8/Prudential Stock Index Fund	51

Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”) to advise you within 60 days of the Fund’s fiscal year end (September 30, 2010) as to the federal income tax status of dividends paid by the Fund during such fiscal year. We are advising you that during its fiscal year ended September 30, 2010, the Fund paid ordinary income dividends of $0.386 per share for Class A, $0.223 per share for Class B, $0.232 per share for Class C, $0.473 per share for Class I and $0.461 per share for

Class Z respectively, which are taxable as such.

For the fiscal year ended September 30, 2010 the Fund designates the maximum amount allowable under Section 854 of the Internal Revenue Code but not less than the following percentages of the ordinary income distributions paid as: 1) qualified dividend income (QDI); and 2) eligible for the corporate dividends received deduction (DRD):

	QDI	DRD

Prudential Stock Index Fund	100%	100%

In January 2011, you will be advised on IRS 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2010.

52	Visit our website at www.prudentialfunds.com

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (58) Board Member Portfolios Overseen: 55

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (58) Board Member Portfolios Overseen: 55

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989- February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006), CitiStreet Funds, Inc. (mutual funds) (May 1993-February 2005), AM- CH, Inc. (restaurant holding company) (November 2004-February 2005).

Michael S. Hyland, CFA (65) Board Member Portfolios Overseen: 55

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.

Prudential Investment Portfolios 8/Prudential Stock Index Fund

Douglas H. McCorkindale (71) Board Member Portfolios Overseen: 55

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (68) Board Member Portfolios Overseen: 55	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (67) Board Member Portfolios Overseen: 55

Retired Mutual Fund Senior Executive (42 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (71) Board Member & Independent Chair Portfolios Overseen: 55	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (67) Board Member Portfolios Overseen: 55

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

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Interested Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice (62) Board Member & President Portfolios Overseen: 55

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; Member of the Board of Directors of Jennison Associates LLC (since October 2010); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003- June 2005) and Director (May 2003- March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.
Scott E. Benjamin (37) Board Member & Vice President Portfolios Overseen: 55

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1)	The year in which each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1996; Richard A. Redeker, 1995; Robin B. Smith, 1995; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Investment Portfolios 8/Prudential Stock Index Fund

Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (57) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (52) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (52) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (36) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (39) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (47) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (51) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (52) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (48) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

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Noreen M. Fierro (46) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (51) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (46) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (52) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)	The year in which each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1997; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Investment Portfolios 8/Prudential Stock Index Fund

Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential Stock Index Fund (the “Fund”)1 consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 21-23, 2010 and approved the renewal of the agreements through July 31, 2011, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three- five-, and 10-year periods ending December 31, 2009, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its

[1]	Prudential Stock Index Fund is a series of Prudential Investment Portfolios 8.

Prudential Investment Portfolios 8/Prudential Stock Index Fund

Approval of Advisory Agreements (continued)

shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 21-23, 2010.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the interest of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also reviewed the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining

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to both PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and QMA. The Board noted that QMA is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper S&P 500 Index Funds Performance Universe) was in the first quartile for the three-, five- and 10-year periods, and that the Fund’s performance was in the third quartile for the one-year period. The Board noted that the Fund’s performance was in the second quartile for the first quarter of 2010. The Board also considered that the Fund outperformed its benchmark index for all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) and total expenses both ranked in the Expense Group’s second quartile. The Board considered that PI has agreed to waive its management fee down to 0.080% of the Fund’s average daily net assets through January 31, 2011. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services

Prudential Investment Portfolios 8/Prudential Stock Index Fund

Approval of Advisory Agreements (continued)

provided by PI during the year ended December 31, 2009 exceeded the management fees paid by PI, resulting in an operating loss to PI. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, brokerage commissions received by affiliates of QMA, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS

Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Stock Index Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q under the Prudential Investment Portfolios 8 name. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Prudential Stock Index Fund
Share Class	A	B	C	I	Z
NASDAQ	PSIAX	PBSIX	PSICX	PDSIX	PSIFX
CUSIP	74441F108	74441F207	74441F306	74441F405	74441F504

MF174E    0190487-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended September 30, 2010 and September 30, 2009, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $22,000 and $20,869, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

Not applicable for the fiscal year ended September 30, 2010. During the fiscal year ended September 30, 2009, KPMG, the Registrant’s principal accountant, billed the Registrant $1,558 for professional services rendered in connection with agreed upon procedures performed related to a custody conversion.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2010 and 2009. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2010 and 2009 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Prudential Investment Portfolios 8

By:	/S/ DEBORAH A. DOCS
Deborah A. Docs
Secretary

November 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ JUDY A. RICE
Judy A. Rice
President and Principal Executive Officer

November 22, 2010

By:	/S/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer

November 22, 2010